UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008


                             FSP PHOENIX TOWER CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-52559                 20-3965390
       ---------------              -----------               -------------
       (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)           Identification No.)

    401 Edgewater Place, Suite 200,
        Wakefield, Massachusetts                       01880-6210
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(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

      On or about February 12, 2008, FSP Phoenix Tower Corp. will be mailing a letter to the holders of its preferred stock regarding the dividend declaration and property updates for the most recent quarter ended. The full text of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      See Exhibit Index attached hereto.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FSP PHOENIX TOWER CORP.

Date: February 7, 2008            By: /s/ George J. Carter
                                      -------------------------------------
                                      George J. Carter
                                      President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Letter to be mailed by FSP Phoenix Tower Corp. on or about
                  February 12, 2008.


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